The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Earnings Conference Call – 4th Quarter Fiscal 2011
Tuesday, July 19, 2011
Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; further developments in the lawsuit involving the tolling agreement at the Company's Esterhazy, Saskatchewan, potash mine, including settlement or orders, rulings, injunctions or other actions by the court, the plaintiff or others in relation to the lawsuit; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United
States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in
The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
Slide 2

The Mosaic Company Earnings Conference Call - 4 Quarter Fiscal 2011 Tuesday, July 19, 2011 th

Bullish Long-term Outlook
Continued tight agricultural markets
Record yields and harvested area required
Very favorable demand outlook for the remainder 2011
• Potash:
– Record 2011 global shipments of 55 to 58 million tonnes
– 3.0 – 3.5 percent annual long-term growth
• Phosphate:
– Record 2011 global shipments of 60 to 62 million tonnes
– 2.5 – 3.0 percent annual long-term growth
Supply concerns increasing
Slide 4

Positioned to Create Value
High quality assets
• Industry leading facilities
• Global distribution and marketing
• Differentiated products
Excellence in execution
• Potash expansions
• Operational excellence
Efficient capital allocation
• Strong balance sheet and cash position
• Investing to drive shareholder value
• Increased flexibility
Slide 5

South Fort Meade Update 6

Financial Results
Slide 7
(a)
Includes an after tax gain of $559.5 million, or $1.25 per share, on the sale of our interest in Fosfertil S.A.
In millions, except per share amounts
Three Months Ended Fiscal Year
5/31/2011 5/31/2010 2011 2010
Net sales $2,860 $1,860 $9,938 $6,759
Gross margin $995 $688 $3,122 $1,693
% of net sales 35% 37% 31% 25%
Net earnings $649 $396 $2,515 $827
% of net sales 23% 21% 25% 12%
Diluted EPS $1.45 $0.89 $5.62
(a)
$1.85
Effective tax rate 22% 26% 23% 29%
Cash flow provided by operations $973 $532 $2,427 $1,356
Cash and cash equivalents as of May 31, 2011 & 2010 $3,906 $2,523

Potash Segment Highlights
Slide 8
In millions, except MOP price
Q4 FY11 Q3 FY11 Q4 FY10
Net sales $982 $758 $697
Gross Margin $515 $412 $378
% of net sales 52% 54% 54%
Operating earnings $469 $414 $347
Sales volumes 2.2 1.9 1.8
Production volume 2.2 2.0 1.9
Avg MOP selling price $404 $358 $336
Fourth quarter year over year highlights:
• Operating earnings improvement due to increased selling prices and volumes, partially offset by higher
Canadian resource taxes and royalties
• Operating rate 95% vs. 85% a year ago
• Continued progress with potash expansion program with first projects now coming on-line
0
100
200
300
400
500
600
700
Q4 FY10 OE Sales
price
Sales
volumes
Resource
taxes
Other Q4 FY11 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Phosphates Segment Highlights
Slide 9
In millions, except dap price
Q4 FY11 Q3 FY11 Q4 FY10
Net sales $1,882 $1,458 $1,188
Gross Margin $479 $454 $307
% of net sales 25% 31% 26%
Operating earnings $370 $372 $221
Sales volumes 2.8 2.4 2.3
NA production volume (a) 2.1 2.0 1.9
Avg DAP selling price $574 $543 $438
Fourth quarter year over year highlights:
• Increase in operating earnings due mainly to higher selling prices, partially offset by higher raw material costs
• Sales volumes increase driven by higher international sales
• Finished product operating rate of 86% vs. 79% a year ago
(a) Includes crop nutrient dry concentrates and animal feed ingredients
0
100
200
300
400
500
600
700
Q4 FY10 OE Sales
price
Raw
materials
Other Q4 FY11 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Category Guidance
Potash
Q1 Sales volume 1.7 – 1.9 million tonnes
Q1 MOP selling price $430 - $455 per tonne
Q1 Operating rate between 75% and 85%
Phosphates
Q1 Sales volume 3.0 – 3.3 million tonnes
Q1 DAP selling price $560 - $590 per tonne
Q1 Operating rate above 85%
Capital Expenditures $1.6 - $1.9 billion
Canadian Resource Taxes and Royalties $420 – $470 million
SG&A $400 – $430 million
Effective Tax Rate Upper 20 percent range
Financial Guidance – Fiscal 2012
Slide 10

Fiscal 2011 guidance $1.6 to $1.9
billion
Potash:
Investment levels remain high
for several years
2012 DD&A up ~$50 million as
projects come on-line
Phosphates initiatives:
Operational efficiencies
Increasing MicroEssentials®
production capacity
Investing for Growth
Slide 11
0.0
0.5
1.0
1.5
2.0
2007 2008 2009 2010 2011 2012F
CAPITAL EXPENDITURES
$ IN BILLIONS
Sustaining Opportunity Potash Expansion
FISCAL YEAR

The Mosaic Company Thank you for joining us today

Mining, production and DD&A costs
ranged $1.4 to $1.5 billion for the past
few years, regardless of volume
Blends and Other volumes about 30
percent of segment sales volumes,
though this varies quarter to quarter
Historic gross margin of 5 to 8 percent
for Blends and Other categories
Raw material costs generally lag market
pricing by 1 to 2 months
Appendix 1:
Phosphates Segment Cost Analysis
Slide 13
0
1
2
3
4
5
6
7
2008 2009 2010 2011
COMPONENTS OF COST OF GOODS SOLD
$ IN BILLIONS
Mining, production and DD&A Raw materials & all other
PhosChem non-Mosaic
FISCAL YEAR

Appendix 2:
Earnings Sensitivity to Key Drivers
(a)
Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne) $50 $368 $0.59
Potash Volume (000 tonnes) 500 $157 $0.25
DAP Price ($/tonne)
$50 $412 $0.66
Phosphates Volume (000 tonnes)
500 $92 $0.15
Sulfur ($/lt)
$25 $173 $0.28
Ammonia ($/tonne) $25 $77 $0.12
Natural Gas ($/mmbtu) $1.00 $36 $0.06
(a) These factors do not change in isolation; actual results could vary from the above estimates
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